John Hancock Funds II

Supplement dated 7-5-2013 to the Class 1 Share Prospectus dated 1-1-2013

Mid Cap Growth Index Fund

Mid Cap Value Index Fund

(together, the “Funds”)

The Board of Trustees of the Funds has approved the Funds’ liquidation. As of the date of this prospectus supplement, the Funds are expected to liquidate on or about May 1, 2014.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.